UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 6, 2009
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events
     NewBridge Bancorp (“NewBridge”) is the successor to the LSB Management Incentive Plan, a copy of which was attached as Exhibit 99.3 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005. NewBridge has subsequently amended and restated the LSB Management Incentive Plan, renaming it the NewBridge Bancorp Management Incentive Plan (the “NewBridge Plan”). A copy of the NewBridge Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
Exhibit 99.1    NewBridge Bancorp Management Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2009	NEWBRIDGE BANCORP

	By:	/s/ Pressley A. Ridgill

Pressley A. Ridgill President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	NewBridge Bancorp Management Incentive Plan